Exhibit 10.2
AMENDING AGREEMENT NO. 1

THIS AMENDING AGREEMENT NO. 1 (this "Amending Agreement") is made as of May 31, 2016 between the parties to the Credit Agreement (as hereinafter defined).

WHEREAS:

A.    Reference is made to the credit agreement (the "Credit Agreement") dated a,s of August 4, 2015 between, inter alios, Silver Standard Resources Inc., as borrower (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), and Canadian Imperial Bank of Commerce, as administrative agent (the "'Agent").

B.    The Borrower, the Lenders and the Agent wish to amend the Credit Agreement on the terms and conditions set out herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained in this Amending Agreement and for other good and valuable consideration. the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

ARTICLE l
INTERPRETATION

1.1One Amending Agreement. This Amending Agreement amends the Credit Agreement. This Amending Agreement and the Credit Agreement shall be read, interpreted, construed and have effect as, and shall constitute, one agreement with the same effect as iftl1e amendments made by this Amending Agreement had been contained in the Credit Agreement as of the date of this Amending Agreement.

1.2Defined Terms. In this Amending Agreement, unless something in the subject matter or context is inconsistent:

(a)terms defined in the description of the parties or in the recitals have the respective meanings given to them in the description or recitals, as applicable; and
(b)all other capitalized terms have the respective meanings given to them in the Credit Agreement as amended by Article Two of this Amending Agreement (collectively, the “Amended Credit Agreement”).
1.3Headings. The headings of the Articles and Sections of this Amending Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Amending Agreement.
1.4References. All references to Articles, Sections, Exhibits and Schedules, unless otherwise specified, are to Articles., Sections, Exhibits and Schedules of the Credit Agreement.

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ARTICLE 2
AMENDMENTS

2.1New Definitions. The following definitions are added to Section l.l in alphabetical order:

“Daylight Indebtedness" means unsecured Indebtedness of the Borrower to The Bank of Nova Scotia in an aggregate principal amount of $200,000,000.

“Daylight Proceeds" means all of the proceeds of the Daylight Indebtedness.
2.2Material Subsidiary. It is agreed that Claude Resources Inc. is a Material Subsidiary.
2.3Permitted Intercompany Investments. Clause (c) of the definition of "Permitted Intercompany Investments" is amended by deleting the word "Loans" and replacing it with "loans".
2.4Daylight Proceeds. The following Section 5.1(21) is added to the Credit Agreement in numerical order:
(22)Daylight Proceeds. The Daylight Proceeds shall be applied as follows:
(a)the Borrower shall loan the Daylight Proceeds to Claude Resources Inc., such loan to constitute Permitted Intercompany Indebtedness of Claude Resources Inc. and a Permitted Intercompany Investment of the Borrower;
(b)Claude Resources Inc. shall pay the Daylight Proceeds to SS Canada Finance Inc. in satisfaction of the subscription price for preferred shares issued by SS Canada Finance, such subscription to constitute a Permitted Intercompany Investment of Claude Resources Inc.;
(c)SS Canada Finance Inc. shall loan the Daylight Proceeds to the Borrower, such loan to be subject to an Affiliate Postponement Agreement such that it constitutes Permitted Intercompany Indebtedness of the Borrower; and
(d)the Borrower shall repay the Daylight Indebtedness in full to The Bank of Nova Scotia, with each such application to occur on the date of incurrence of the Daylight Indebtedness and, with the exception of clause (d), by way of a deposit to a bank account maintained with The Bank of Nova Scotia.
1.5Indebtedness. Section 6.1(I) is amended by deleting the word "and" at the end of clause clause (m), replacing the"." at the end of clause (n) with "; and", and adding the following new clause (o):
(o)    Daylight Indebtedness on the date of its incurrence.

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ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1Confirmation of Representations. The Borrower represents and warrants that, as at the date of this Amending Agreement and assuming that the amendments made to the Credit Agreement by this Amending Agreement have become effective:
(a)this Amending Agreement and the Confirmation appended hereto has been duly authorized, executed and delivered by each of the signatory Credit Parties;
(b)the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor's rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(c)no Default or Event of Default has occurred and is continuing;
(d)the representations and warranties contained in Article 3 (other than those that are made particular to a specific date) are true and correct as if made on the date hereof;
(e)none of 4158849 Canada Ltd., Madsen Gold Corp. or SS Canada Finance Inc. qualify as Material Subsidiaries pursuant to clause (b) of the definition thereof; and
(f)neither the incurrence of the Daylight Indebtedness, the application of the Daylight Proceeds nor any tax positions to be taken as a result thereof shall (i) cause a Default or Event of Default. or (ii) breach any applicable Laws.

ARTICLE 4
CONDITIONS

4.1Conditions Precedent. This Amending Agreement shall become effective on the date upon which there has been receipt by the Administrative Agent of:
(a)a counterpart of this Amending Agreement executed by each party hereto;
(b)a counterpart of the Confirmation appended to this Amending Agreement, executed by each Guarantor;
(c)Claude Resources Inc. shall have delivered to the Administrative Agent all materials required under Section 5.1(11) other than a Lien over its real property (the deadline for which is hereby extended to 75 days following its Acquisition by the Borrower);

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(d)the Borrower shall have delivered to the Administrative Agent share certificates evidencing all issued and outstanding Equity Securities of Claude Resources Inc., together with a stock transfer executed in blank; and

(e)SS Canada Finance Inc. shall have delivered 1o the Administrative Agent an Affiliate Postponement Agreement in form and substance satisfactory to the. Administrative Agent, acting reasonably.

For the avoidance of doubt, upon and regardless of the date on which such conditions precedent are met, the effective date of this Amending Agreement will be as of May 31, 2016.

ARTICLE 5
GENERAL

1. 5.1    Confirmation. Except as specifically stated herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. All Secured Liabilities under the Credit Agreement shall be continuing with only the terms thereof being modified as provided in this Amending Agreement, and this Amending Agreement shall not evidence or result in a novation of such Secured Liabilities.

2. 5.2    Interpretation. All references to the "this Agreement" or the "Credit Agreement" and all similar references in any of the other Loan Documents shall hereafter include, mean and be a reference to the Amended Credit Agreement without any requirement to amend such Loan Documents. This Amending Agreement shall constitute a "Loan Document" under, and as defined in, the Credit Agreement.

3. 5.3    Binding Nature. This Amending Agreement shall enure to the benefit of and be binding upon the Borrower, the Lenders and the Administrative Agent and their respective successors and permitted assigns.

4. 5.4    Conflicts. If, after the date of this Amending Agreement, any provision of this Amending Agreement is inconsistent with any provision of the Credit Agreement, the relevant provision of this Amending Agreement shall prevail.

5. 5.5    Governing Law. This Amending Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

6. 5.6    Counterpart and Facsimile. This Amending Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Amending Agreement by any party by facsimile or other form of electronic transmission shall be as effective as delivery of a manually executed copy of this Amending Agreement by such party.

[signatures on the following pages]

SSRM Amending Agreement No. 1

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

CANADIAN IMPERIAL BANK OF COMMERCE,
as Lender and Administrative Agent

By:    /s/ Peter Rawlins
Name:    Peter Rawlins
Title:    Executive Director

By:    /s/ Jens Paterson
Name:    Jens Paterson
Title:    Executive Director

Signature Page

SSRM Amending Agreement No. 1

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

THE BANK OF NOVA SCOTIA,
as Lender

By:    /s/ Stephen MacNeil
Name:    Stephen MacNeil
Title:    Associate Director

By:    /s/ Kurt R. Foellmer
Name:    Kurt R. Foellmer
Title:    Director

Signature Page

SSRM Amending Agreement No. 1

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

BANK OF MONTREAL,
as Lender

By:    /s/ Jerry Kaye
Name:    Jerry Kaye
Title:    Director

Signature Page

SSRM Amending Agreement No. 1

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

SILVER STANDARD RESOURCES INC.,

By:    /s/ Gregory J. Martin
Name:    Gregory J. Martin
Title:    Senior Vice President and Chief Financial Officer

By:
Name:
Title:

Signature Page

SSRM Amending Agreement No. 1

CONFIRMATION

Each undersigned Guarantor acknowledges and irrevocably consents to the terms of the Amending Agreement. Each undersigned Guarantor further represents, warrants, and confirms to the Agent, for the benefit of each Secured Party, that:

(a)the Group Guarantee and the guarantees and indemnities granted thereunder continue in full force and effect in accordance with their terms notwithstanding the Amending Agreement and the amendments to the Credit Agreement effected thereby;

(b)such guarantees and indemnities extend to the indebtedness, liabilities and obligations of the Borrower under the Amended Credit Agreement;

(c)the Security Documents and the Liens granted thereunder continue in full force and effect in accordance with their terms notwithstanding the Amending Agreement and the amendments to the Credit Agreement effected thereby;

(d)the secured liabilities described in the Security Documents include indebtedness, liabilities and obligations arising under or in relation to the Amended Credit Agreement, and the Liens granted thereunder extend thereto; and

(e)all references to the "this Agreement" or the "Credit Agreement" and all similar references in any of the other Loan Documents shall hereafter mean and be a reference to the Amended Credit Agreement without any requirement to amend such Loan Documents.

SILVER STANDARD RESOURCES INC.
SILVER STANDARD US HOLDINGS INC.
SILVER STANDARD MARIGOLD INC.
INTERTRADE METALS LIMITED PARTNERSHIP
SILVER STANDARD VENTURES INC.
SILVER STANDARD DURANGO, S.A. DE C.V.
MARIGOLD MINING COMPANY
MINA PIRQUITAS, LLC.

in each case by its authorized signatory

    /s/ Gregory J. Martin
Name:    Gregory J. Martin

Signature Page

SSRM Amending Agreement No. 1